                             STOCK OPTION AGREEMENT

                  This Stock Option Agreement ("Agreement") is made and entered into as of August __, 1998 (the "Date of Grant") by and between COHR Inc., a Delaware corporation (the "Company"), and Peter Socha ("Optionee").

                                    RECITALS

                  On June 3, 1998, the Board of Directors of the Company approved a grant to Optionee of an option to purchase shares of the common stock, $.01 par value, of the Company (the "Common Stock") in accordance with the terms and conditions set forth herein. The Company issued these stock options in order to induce Optionee to serve as an executive of the Company, as provided in Optionee's employment agreement.

                  NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

                  1. Grant of Option; Certain Terms and Conditions. As of the date hereof ("Date of Grant"), the Company hereby grants to Optionee, and Optionee hereby accepts, an option (the "Option") to purchase 108,333 shares of Common Stock (the "Option Shares") at the Exercise Price per share of $7.00 ("Exercise Price"). This Option shall expire at 5:00 p.m., Pacific Standard Time, on June 1, 2008 (the "Expiration Date"), or on such earlier date as provided herein, and shall be subject to all of the terms and conditions set forth in this Agreement.

                  2. Vesting. The Optionee's right to exercise an Option shall be become vested in accordance with the following schedule:


         Date of Vesting               Percentage Vested
         ---------------               -----------------
         June 3, 1998               25% Vested (27,083 shares)
         June 3, 1999               50% Vested (54,167 shares)
         June 3, 2000               75% Vested (81,250 shares)
         June 3, 2001               100% Vested (108,333 shares)

For purposes of this Agreement, a "Vested Option" shall refer to that portion of the Option which is exercisable pursuant to the above vesting schedule.

                  3.       Accelerated Vesting.

                           (a)      Change in Control.  In the event of a Change
in Control (as defined in the 1996 Stock Option Plan of COHR, Inc. (the "Plan")) prior to the third anniversary of the Date of Grant, Optionee shall automatically become 100% vested in the Option Shares and such Option shall be immediately exercisable as to all shares covered thereby.

                           (b)      Underwritten Public Offering.
Notwithstanding paragraph 2 above, in the event of an underwritten public offering of Common Stock of the Company or by an Affiliate of the Company on or after January 1, 1997, Optionee shall become 50% vested in the nonvested portion of the Option awarded to such Optionee, determined as of the date of the underwritten public offering. In such event, the remaining nonvested portion of the Option awarded to Optionee, after application of the subparagraph (b), shall thereafter become vested as follows:

                           (i) If the underwritten public offering occurs prior
                  to the first anniversary of the date the Option is granted, then:


                           Anniversary of
                       Date Option Granted              Percentage Vested
                       -------------------              -----------------
                       First Anniversary                      33%
                       Second Anniversary                     66%
                       Third Anniversary                     100%

                           (ii) If the underwritten public offering occurs after
                  the first anniversary but prior to the second anniversary of the date the Option is granted, then:


                           Anniversary of
                       Date Option Granted              Percentage Vested
                       -------------------              -----------------
                       Second Anniversary                    50%
                       Third Anniversary                    100%

                           (iii) If the underwritten public offering occurs
                  after the second anniversary but prior to the third anniversary of the date the Option is granted, then:


                           Anniversary of
                       Date Option Granted              Percentage Vested
                       -------------------              -----------------
                       Third Anniversary                               100%

                  4.       Termination of Option.

                           (a)     Expiration Date.  Except as otherwise
provided herein, the Option shall terminate on the Expiration Date.

                           (b)     If the Optionee dies while an Option is
exercisable under the terms of this Agreement, the Optionee's beneficiary may exercise such rights, to the extent the Optionee could have done so immediately preceding his death, within twelve (12) months after the Optionee's death, but not later than the Option's Expiration Date.

                           (c)     If the Optionee's employment is terminated
due to his permanent and total disability, as determined by the Committee, the Optionee may exercise his Option, to the extent exercisable as of his termination of employment, within twelve (12) months after termination, but not later than the Option's Expiration Date.

                           (d)     If the Optionee's employment is terminated
for any reason other than those set forth in sections 4(b) or (c) above, the Optionee may exercise his Option, to the extent exercisable as of his termination of employment, within nine (9) months after termination of employment, but not later than the Option's Expiration Date.

                  5. Adjustments. In the event that the outstanding shares of Common Stock are changed into or exchanged for cash or for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares (other than for shares or securities of another corporation or by reason of reorganization), then the Committee shall make appropriate and equitable adjustments in the number and kind of shares that may thereafter be acquired upon the exercise of the Option and the Exercise Price per share; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

                           In the event of a "spin-off" or other substantial
distribution of assets of the Company which has a material diminutive effect upon the Fair Market

Value (as defined in the Plan) of the Company's Common Stock, the Committee may in its discretion make an appropriate and equitable adjustment to the per share and the aggregate Option Exercise Price to reflect such diminution.

                            Any adjustments made under this Section shall
parallel the adjustments made by the Committee under the Plan.

                  6. Exercise. Subject to Section 4 of this Agreement, the Option shall be exercisable during Optionee's lifetime only by Optionee or by his guardian or legal representative, and after Optionee's death only by the Optionee's beneficiary. Optionee may designate his or her beneficiary or beneficiaries or change such designation by delivery of a written beneficiary designation to the Company, on such terms and conditions as determined by the Committee. The Option may be exercised only by the delivery to the Company of a written notice of such exercise, accompanied by payment in full of the aggregate Exercise Price by any one or more of the following means:

                           (a)     Certified or cashier's check payable to the
Company.

                           (b)     By the delivery to the Company of a
certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance, such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) on the date the Option is exercised, provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock and provided that Optionee has either owned such shares of Common Stock for at least 6 months (or such longer period as is determined by the Company to be required by applicable accounting standards to avoid a charge to the Company's earnings) or Optionee purchased such shares on the open market.

                           (c)     Subject to  procedures previously approved by
the Company, through the sale of the shares of Common Stock acquired on exercise of this Option through a broker-dealer to whom Optionee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise.

                  7. Tax Withholding. The Company shall be entitled to require payment or deduction from other compensation payable to Optionee of any sums required by federal, state or local tax law to be withheld with respect to the Option. Optionee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Common Stock otherwise deliverable to Optionee upon the exercise of the Option to satisfy the Company's withholding obligation, subject to such terms and conditions for such election as the Committee may impose. The Committee may, in its sole discretion revoke Optionee's right to elect Share Withholding at any time before such election.

                  8. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally, or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company, at 21540 Plummer Street, Chatsworth, California 91311-4103, Attention:
Chief Financial Officer, or to Optionee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as each may designate by written notice in the manner aforesaid.

                  9. Transferability. The Option and any interest therein may not be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or by the laws of descent and distribution. An Option shall be exercised only by the Optionee or his guardian or legal representative.

                  10.    Registration.

                           (a)      The Optionee hereby warrants and represents
that the Options are being acquired and that the shares underlying the Options will be acquired for the undersigned's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and the then applicable rules and regulations thereunder, and except and as may be permitted by the California Corporate Securities Law of 1968, as amended, and the then applicable rules and regulations thereunder, and that Optionee will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by Optionee is contrary to the representation and Agreement referred to above. The Company may, in its absolute discretion, take whatever reasonable additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Company may require an opinion of counsel reasonably acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this paragraph and the agreements herein. The written representation and agreement referred to in the first sentence of this paragraph shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares.

                           (b)     The Company shall not be required to issue
or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions. The Company shall however use its best efforts to assist in meeting these conditions.

                                    (i) The admission of such shares to
                  listing on all stock exchanges on which such class of stock is then listed;

                                   (ii) The completion of any registration or
                  other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Company shall, in its absolute discretion, deem necessary or advisable; provided, however, that such registration or qualification shall not be necessary if the undersigned has provided the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that registration or qualification is not required; and

                                  (iii) The obtaining of any approval or
                  other clearance from any state or federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable.

                  11. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends, or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

                  12. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Optionee any right to continue in the employ of the Company, or any of its subsidiaries or other affiliates, (b) affect the right of the Company, and each of its subsidiaries or other affiliates, to terminate the services of Optionee, with or without cause, or (c) confer upon Optionee any right to participate in any employee welfare or benefit plan or other program of the Company, or any of its subsidiaries or other affiliates, other than the Plan. Optionee hereby acknowledges and agrees that the Company and each of its subsidiaries or other affiliates may terminate the services of Optionee at any time and for any reason, or for no reason, unless Optionee and the Company, or such subsidiary or other affiliate, are parties to a written agreement that expressly provides otherwise.

                  13. Amendments. This Agreement may be amended only by a writing executed by the Company and Optionee which specifically states that it is amending this Agreement.

                  14. Governing Law. This Agreement and the Option granted hereunder shall be governed by, construed, and enforced in accordance with the laws of the State of California.

                  15. Severability. If any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any part of this Agreement not declared to be unlawful or invalid. Any part so declared unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

                  IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Agreement as of the Date of Grant.

COHR INC., a Delaware corporation   OPTIONEE

By:
   ----------------------------     ---------------------------
                                    Signature
Title:
      -------------------------     ---------------------------
                                    Peter Socha

                                    ---------------------------

                                    ---------------------------
                                     Address